Note 2 - Discontinued Operations	15 Months Ended
Mar. 31, 2012
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

2.   Discontinued Operations

Beginning at the end of 2010, in conjunction with the Company’s focus on its HealthID businesses, including the development of the GlucoChip, the Easy Check breath glucose detection system, and iglucose wireless communication system, the Company began to limit the activities of its ID Security segment, which included its wholly-owned NationalCreditReport.com subsidiary. In connection with the Company’s decision at the end of 2010 to cease acquiring new customers, it evaluated the Steel Vault business model and recoverability of its intangible assets by estimating the projected operating cash flows and estimated residual value of the NationalCreditReport.com business. As a result, the Company recorded a charge for the impairment of its goodwill of $1.6 million in the fourth quarter of 2010.  Effective December 31, 2010, the Company also adjusted the rate of amortization of its trademarks and domain names to reflect the estimated residual value over its estimated remaining economic life.

In early 2011, the Company ceased acquiring new subscribers for its NationalCreditReport.com business, and in the second quarter of 2011 the Company began actively marketing the business for sale. On July 22, 2011, the Company completed the sale of substantially all of the assets of NationalCreditReport.com for $750,000 in cash. The buyer retained $75,000 from the purchase price pending the final determination of indemnification obligations for a period of eighteen months from the closing date.

The transferred assets of NationalCreditReport.com have been classified as held for sale in the accompanying consolidated balance sheet as of December 31, 2010, and consist of the following (in thousands):

Equipment, net	$70
Intangible assets, net	385
Goodwill	850
Total	$1,305

In connection with the decision to sell the NationalCreditReport.com business, the carrying value of the subsidiary’s net assets was written down to their estimated fair value, determined based upon the proceeds realized upon the sale in July 2011. As a result, an impairment of the carrying value of goodwill of approximately $555,000 was recognized during the second quarter of 2011 and is included in the loss from discontinued operations in the accompanying consolidated statements of operations for the year ended December 31, 2011.

Historical revenue related to the NationalCreditReport.com business and included in the income (loss) from discontinued operations in the accompanying consolidated statements of operations totaled approximately $988,000 and $3,018,000 for the years ended December 31, 2011 and 2010, respectively, and approximately $588,000 for the three months ended March 31, 2011.